UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 17, 2006
(February 13, 2006)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

PNM Resources, Inc. (the “Company”) has previously disclosed and filed its Amended and Restated Omnibus Performance Equity Plan (the "Plan"), which was approved by the shareholders in May 2005. Under the terms of the Plan, the Human Resources and Compensation Committee of the Board of Directors (the “Board”) of the Company made Long Term Incentive Plan Awards on February 13, 2006. The forms of the award agreements for non-qualified stock options and restricted stock rights are filed herewith as Exhibits 10.1 and 10.2.

On February 14, 2006, the Board approved an amendment in the previously reported Retention Bonus Agreement dated October 31, 2003 with the Company's Chief Executive Officer, J. E. Sterba. Under the terms of the amendment, the only change is in the payout schedule. Rather than having the first of the two equal installments paid at the end of calendar year 2010 and the second equal installment paid 12 months after the first payment, the first equal installment will be paid on March 1, 2010, and the second equal installment will be paid one year thereafter (rather than at the end of calendar year 2011).

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers.

In connection with the Bylaw amendment declassifying the Board, described herein under Item 5.03, on February 14, 2006, the Class A Board members (C. E. McMahen, A. E. Archuleta, and J. A. Dobson) and Class C Board members (J. E. Sterba, B. S. Reitz and J. B. Woodard) voluntarily waived their rights to terms extending beyond the Annual Meeting in May 2006, so that annual elections of all directors could begin with the 2006 Annual Meeting. In their letters agreeing to stand for election in 2006, the directors stated that their actions were in furtherance of immediately implementing annual elections and were not the result of any disagreements with the Company. The Board views annual election of directors as an important enhancement in corporate governance.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2006, the Board approved an amendment to the Company's Bylaws. The amendment declassifies the Board of Directors so that, instead of three classes of directors with staggered three-year terms, all directors will be elected annually. The Board also approved the submission to the shareholders for approval at the 2006 Annual Meeting of Shareholders an amendment to the Restated Articles of Incorporation, removing the authority of the Board to re-classify itself in the future. The amended bylaws are attached herewith as Exhibit 3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3	Bylaws of PNMR Resources, Inc. with all amendments to and including February 14, 2006.

10.1	Form of the award agreement for non-qualified stock options granted under the Amended and Restated Omnibus Performance Equity Plan.

10.2	Form of the award agreement for restricted stock rights granted under the Amended and Restated Omnibus Performance Equity Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: February 17, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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